Exhibit 99.1

Microsoft Cloud Strength Drives Second Quarter Results

REDMOND, Wash. — January 30, 2024 — Microsoft Corp. today announced the following results for the quarter ended December 31, 2023, as compared to the corresponding period of last fiscal year:

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Revenue was $62.0 billion and increased 18% (up 16% in constant currency)
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Operating income was $27.0 billion and increased 33%, and increased 25% non-GAAP (up 23% in constant currency)
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Net income was $21.9 billion and increased 33%, and increased 26% non-GAAP (up 23% in constant currency)
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Diluted earnings per share was $2.93 and increased 33%, and increased 26% non-GAAP (up 23% in constant currency)

Microsoft completed the acquisition of Activision Blizzard, Inc. (“Activision”) on October 13, 2023. Financial results from the acquired business are reported in the More Personal Computing segment.

"We’ve moved from talking about AI to applying AI at scale," said Satya Nadella, chairman and chief executive officer of Microsoft. "By infusing AI across every layer of our tech stack, we’re winning new customers and helping drive new benefits and productivity gains across every sector.”

“Strong execution by our sales teams and partners drove Microsoft Cloud revenue to $33.7 billion, up 24% (up 22% in constant currency) year-over-year,” said Amy Hood, executive vice president and chief financial officer of Microsoft.

The following table reconciles our financial results reported in accordance with generally accepted accounting principles (GAAP) to non-GAAP financial results. Additional information regarding our non-GAAP definition is provided below. All growth comparisons relate to the corresponding period in the last fiscal year.

	Three Months Ended December 31,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2022 As Reported (GAAP)	$52,747	$20,399	$16,425	$2.20
Severance, hardware-related impairment, and lease consolidation costs	-	1,171	946	0.12
2022 As Adjusted (non-GAAP)	$52,747	$21,570	$17,371	$2.32
2023 As Reported (GAAP)	$62,020	$27,032	$21,870	$2.93
Percentage Change Y/Y (GAAP)	18%	33%	33%	33%
Percentage Change Y/Y Constant Currency	16%	30%	30%	30%
Percentage Change Y/Y (non-GAAP)	18%	25%	26%	26%
Percentage Change Y/Y (non-GAAP) Constant Currency	16%	23%	23%	23%

Business Highlights

Revenue in Productivity and Business Processes was $19.2 billion and increased 13% (up 12% in constant currency), with the following business highlights:

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Office Commercial products and cloud services revenue increased 15% (up 13% in constant currency) driven by Office 365 Commercial revenue growth of 17% (up 16% in constant currency)
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Office Consumer products and cloud services revenue increased 5% (up 4% in constant currency) and Microsoft 365 Consumer subscribers grew to 78.4 million
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LinkedIn revenue increased 9% (up 8% in constant currency)

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Dynamics products and cloud services revenue increased 21% (up 19% in constant currency) driven by Dynamics 365 revenue growth of 27% (up 24% in constant currency)

Revenue in Intelligent Cloud was $25.9 billion and increased 20% (up 19% in constant currency), with the following business highlights:

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Server products and cloud services revenue increased 22% (up 20% in constant currency) driven by Azure and other cloud services revenue growth of 30% (up 28% in constant currency)

Revenue in More Personal Computing was $16.9 billion and increased 19% (up 18% in constant currency), with the following business highlights:

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Windows revenue increased 9% with Windows OEM revenue growth of 11% and Windows Commercial products and cloud services revenue growth of 9% (up 7% in constant currency)
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Devices revenue decreased 9% (down 10% in constant currency)
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Xbox content and services revenue increased 61% (up 60% in constant currency) driven by 55 points of net impact from the Activision acquisition
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Search and news advertising revenue excluding traffic acquisition costs increased 8% (up 7% in constant currency)

Microsoft returned $8.4 billion to shareholders in the form of share repurchases and dividends in the second quarter of fiscal year 2024.

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Quarterly Highlights, Product Releases, and Enhancements

Every quarter Microsoft delivers hundreds of products, either as new releases, services, or enhancements to current products and services. These releases are a result of significant research and development investments, made over multiple years, designed to help customers be more productive and secure and to deliver differentiated value across the cloud and the edge.

Here are the major product releases and other highlights for the quarter, organized by product categories, to help illustrate how we are accelerating innovation across our businesses while expanding our market opportunities.

Environmental, Social, and Governance (ESG)

To better execute on Microsoft’s mission, we focus our Environmental, Social, and Governance (ESG) efforts where we can have the most positive impact. To learn more about our latest initiatives and priorities, please visit our investor relations ESG website.

Webcast Details

Satya Nadella, chairman and chief executive officer, Amy Hood, executive vice president and chief financial officer, Alice Jolla, chief accounting officer, Keith Dolliver, corporate secretary and deputy general counsel, and Brett Iversen, vice president of investor relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/en-us/investor. The webcast will be available for replay through the close of business on January 30, 2025.

Non-GAAP Definition

Q2 charge. In the second quarter of fiscal year 2023, Microsoft recorded costs related to decisions announced on January 18th, 2023, including employee severance expenses, impairment charges resulting from changes to our hardware portfolio, and costs related to lease consolidation activities.

Microsoft has provided non-GAAP financial measures related to the Q2 charge to aid investors in better understanding our performance. Microsoft believes these non-GAAP measures assist investors by providing additional insight into its operational performance and help clarify trends affecting its business. For comparability of reporting, management considers non-GAAP measures in conjunction with GAAP financial results in evaluating business performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Constant Currency

Microsoft presents constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Microsoft has provided this non-GAAP financial information to aid investors in better understanding our performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Financial Performance Constant Currency Reconciliation

	Three Months Ended December 31,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2022 As Reported (GAAP)	$52,747	$20,399	$16,425	$2.20
2022 As Adjusted (non-GAAP)	$52,747	$21,570	$17,371	$2.32
2023 As Reported (GAAP)	$62,020	$27,032	$21,870	$2.93
Percentage Change Y/Y (GAAP)	18%	33%	33%	33%
Percentage Change Y/Y (non-GAAP)	18%	25%	26%	26%
Constant Currency Impact	$756	$565	$510	$0.07
Percentage Change Y/Y Constant Currency	16%	30%	30%	30%
Percentage Change Y/Y (non-GAAP) Constant Currency	16%	23%	23%	23%

Segment Revenue Constant Currency Reconciliation

	Three Months Ended December 31,

($ in millions)	Productivity and Business Processes	Intelligent Cloud	More Personal Computing

2022 As Reported (GAAP)	$17,002	$21,508	$14,237
2023 As Reported (GAAP)	$19,249	$25,880	$16,891
Percentage Change Y/Y (GAAP)	13%	20%	19%
Constant Currency Impact	$230	$367	$159
Percentage Change Y/Y Constant Currency	12%	19%	18%

Selected Product and Service Revenue Constant Currency Reconciliation

	Three Months Ended December 31, 2023

	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency

Microsoft Cloud	24%	(2)%	22%
Office Commercial products and cloud services	15%	(2)%	13%
Office 365 Commercial	17%	(1)%	16%
Office Consumer products and cloud services	5%	(1)%	4%
LinkedIn	9%	(1)%	8%
Dynamics products and cloud services	21%	(2)%	19%
Dynamics 365	27%	(3)%	24%
Server products and cloud services	22%	(2)%	20%
Azure and other cloud services	30%	(2)%	28%
Windows	9%	0%	9%
Windows OEM	11%	0%	11%
Windows Commercial products and cloud services	9%	(2)%	7%
Devices	(9)%	(1)%	(10)%
Xbox content and services	61%	(1)%	60%
Search and news advertising excluding traffic acquisition costs	8%	(1)%	7%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) enables digital transformation for the era of an intelligent cloud and an intelligent edge. Its mission is to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

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intense competition in all of our markets that may lead to lower revenue or operating margins;
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focus on cloud-based services presenting execution and competitive risks;
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significant investments in products and services that may not achieve expected returns;
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acquisitions, joint ventures, and strategic alliances that may have an adverse effect on our business;
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impairment of goodwill or amortizable intangible assets causing a significant charge to earnings;
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cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position;
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disclosure and misuse of personal data that could cause liability and harm to our reputation;
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the possibility that we may not be able to protect information stored in our products and services from use by others;
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abuse of our advertising, professional, marketplace, or gaming platforms that may harm our reputation or user engagement;
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the development of the internet of things presenting security, privacy, and execution risks;
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issues about the use of artificial intelligence in our offerings that may result in reputational or competitive harm, or legal liability;

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excessive outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;
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quality or supply problems;
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government enforcement under competition laws and new market regulation may limit how we design and market our products;
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potential consequences of trade and anti-corruption laws;
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potential consequences of existing and increasing legal and regulatory requirements;
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laws and regulations relating to the handling of personal data that may impede the adoption of our services or result in increased costs, legal claims, fines, or reputational damage;
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claims against us that may result in adverse outcomes in legal disputes;
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uncertainties relating to our business with government customers;
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additional tax liabilities;
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an inability to protect and utilize our intellectual property may harm our business and operating results;
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claims that Microsoft has infringed the intellectual property rights of others;
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damage to our reputation or our brands that may harm our business and operating results;
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adverse economic or market conditions that may harm our business;
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catastrophic events or geo-political conditions, such as the COVID-19 pandemic, that may disrupt our business;
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exposure to increased economic and operational uncertainties from operating a global business, including the effects of foreign currency exchange and
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the dependence of our business on our ability to attract and retain talented employees.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/en-us/investor.

All information in this release is as of December 31, 2023. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rrt@we-worldwide.com

For more information, financial analysts and investors only:

Brett Iversen, Vice President, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. Pacific time conference call with investors and analysts, is available at http://www.microsoft.com/en-us/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2023	2022	2023	2022

Revenue:
Product	$18,941	$16,517	$34,476	$32,258
Service and other	43,079	36,230	84,061	70,611

Total revenue	62,020	52,747	118,537	102,869

Cost of revenue:
Product	5,964	5,690	9,495	9,992
Service and other	13,659	11,798	26,430	22,948

Total cost of revenue	19,623	17,488	35,925	32,940

Gross margin	42,397	35,259	82,612	69,929
Research and development	7,142	6,844	13,801	13,472
Sales and marketing	6,246	5,679	11,433	10,805
General and administrative	1,977	2,337	3,451	3,735

Operating income	27,032	20,399	53,927	41,917
Other expense, net	(506)	(60)	(117)	(6)

Income before income taxes	26,526	20,339	53,810	41,911
Provision for income taxes	4,656	3,914	9,649	7,930

Net income	$21,870	$16,425	$44,161	$33,981

Earnings per share:
Basic	$2.94	$2.20	$5.94	$4.56
Diluted	$2.93	$2.20	$5.92	$4.54

Weighted average shares outstanding:
Basic	7,432	7,451	7,431	7,454
Diluted	7,468	7,473	7,465	7,479

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2023	2022	2023	2022

Net income	$21,870	$16,425	$44,161	$33,981

Other comprehensive income (loss), net of tax:
Net change related to derivatives	(3)	(32)	18	(25)
Net change related to investments	1,331	348	1,071	(1,549)
Translation adjustments and other	660	570	305	(205)

Other comprehensive income (loss)	1,988	886	1,394	(1,779)

Comprehensive income	$23,858	$17,311	$45,555	$32,202

BALANCE SHEETS

(In millions) (Unaudited)

	December 31, 2023	June 30, 2023

Assets
Current assets:
Cash and cash equivalents	$17,305	$34,704
Short-term investments	63,712	76,558

Total cash, cash equivalents, and short-term investments	81,017	111,262
Accounts receivable, net of allowance for doubtful accounts of $591 and $650	42,831	48,688
Inventories	1,615	2,500
Other current assets	21,930	21,807

Total current assets	147,393	184,257
Property and equipment, net of accumulated depreciation of $72,949 and $68,251	112,308	95,641
Operating lease right-of-use assets	16,398	14,346
Equity investments	13,367	9,879
Goodwill	118,931	67,886
Intangible assets, net	29,896	9,366
Other long-term assets	32,265	30,601

Total assets	$470,558	$411,976

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$17,695	$18,095
Short-term debt	27,041	0
Current portion of long-term debt	2,250	5,247
Accrued compensation	8,813	11,009
Short-term income taxes	5,787	4,152
Short-term unearned revenue	43,068	50,901
Other current liabilities	16,362	14,745

Total current liabilities	121,016	104,149
Long-term debt	44,928	41,990
Long-term income taxes	25,890	25,560
Long-term unearned revenue	2,966	2,912
Deferred income taxes	2,548	433
Operating lease liabilities	14,155	12,728
Other long-term liabilities	20,787	17,981

Total liabilities	232,290	205,753

Commitments and contingencies
Stockholders' equity:
Common stock and paid-in capital - shares authorized 24,000; outstanding 7,432 and 7,432	97,480	93,718
Retained earnings	145,737	118,848
Accumulated other comprehensive loss	(4,949)	(6,343)

Total stockholders' equity	238,268	206,223

Total liabilities and stockholders' equity	$470,558	$411,976

CASH FLOWS STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2023	2022	2023	2022

Operations
Net income	$21,870	$16,425	$44,161	$33,981
Adjustments to reconcile net income to net cash from operations:
Depreciation, amortization, and other	5,959	3,648	9,880	6,438
Stock-based compensation expense	2,828	2,538	5,335	4,730
Net recognized losses on investments and derivatives	198	214	212	192
Deferred income taxes	(1,702)	(1,305)	(2,270)	(2,496)
Changes in operating assets and liabilities:
Accounts receivable	(2,951)	(3,164)	8,083	8,565
Inventories	1,474	1,305	969	762
Other current assets	725	(392)	(71)	(724)
Other long-term assets	(1,427)	(65)	(3,440)	(731)
Accounts payable	(2,521)	(2,058)	(1,307)	(3,625)
Unearned revenue	(5,538)	(5,186)	(9,664)	(8,508)
Income taxes	(1,554)	(2,863)	(129)	(2,453)
Other current liabilities	1,518	1,819	(2,588)	(2,205)
Other long-term liabilities	(26)	257	265	445

Net cash from operations	18,853	11,173	49,436	34,371

Financing
Proceeds from issuance (repayments) of debt, maturities of 90 days or less, net	(8,490)	0	10,202	0
Proceeds from issuance of debt	10,773	0	17,846	0
Repayments of debt	(2,916)	(750)	(4,416)	(1,750)
Common stock issued	261	243	946	818
Common stock repurchased	(4,000)	(5,459)	(8,831)	(11,032)
Common stock cash dividends paid	(5,574)	(5,066)	(10,625)	(9,687)
Other, net	(201)	(317)	(508)	(581)

Net cash from (used in) financing	(10,147)	(11,349)	4,614	(22,232)

Investing
Additions to property and equipment	(9,735)	(6,274)	(19,652)	(12,557)
Acquisition of companies, net of cash acquired, and purchases of intangible and other assets	(65,029)	(679)	(66,215)	(1,028)
Purchases of investments	(4,258)	(11,599)	(12,718)	(16,612)
Maturities of investments	4,150	6,928	19,868	13,590
Sales of investments	1,600	4,775	6,930	7,486
Other, net	1,347	(301)	365	(1,161)

Net cash used in investing	(71,925)	(7,150)	(71,422)	(10,282)

Effect of foreign exchange rates on cash and cash equivalents	72	88	(27)	(142)

Net change in cash and cash equivalents	(63,147)	(7,238)	(17,399)	1,715
Cash and cash equivalents, beginning of period	80,452	22,884	34,704	13,931

Cash and cash equivalents, end of period	$17,305	$15,646	$17,305	$15,646

SEGMENT REVENUE AND OPERATING INCOME

(In millions) (Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2023	2022	2023	2022

Revenue

Productivity and Business Processes	$19,249	$17,002	$37,841	$33,467
Intelligent Cloud	25,880	21,508	50,139	41,833
More Personal Computing	16,891	14,237	30,557	27,569

Total	$62,020	$52,747	$118,537	$102,869

Operating Income

Productivity and Business Processes	$10,284	$8,175	$20,254	$16,498
Intelligent Cloud	12,461	8,904	24,212	17,882
More Personal Computing	4,287	3,320	9,461	7,537

Total	$27,032	$20,399	$53,927	$41,917